Exhibit 99.3
Last Updated     1/30/2007
Pinnacle West Capital Corporation
Consolidated Statistics By Quarter
2006

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year-To-Date	vs Prior YTD

	EARNINGS CONTRIBUTION BY SUBSIDIARY ($ Millions)

1	Arizona Public Service	$(6)	$94	$169	$13	$270	$100
2	Pinnacle West Energy	—	—	—	—	—	85
3	APS Energy Services	1	—	(2)	(2)	(3)	3
4	SunCor	21	8	17	3	50	11
5	El Dorado	(1)	—	—	(1)	(3)	(1)
6	Parent Company	(3)	9	—	(3)	3	(104)

7	Income From Continuing Operations	12	111	184	10	317	94
8	Income (Loss) From Discontinued Operations — Net of Tax	—	1	—	8	10	57
9	Cumulative Effect of Change in Accounting — Net of Tax	—	—	—	—	—	—

10	Net Income	$12	$112	$184	$18	$327	$151

	EARNINGS PER SHARE BY SUBSIDIARY — DILUTED

11	Arizona Public Service	$(0.06)	$0.95	$1.69	$0.13	$2.70	$0.93
12	Pinnacle West Energy	—	—	—	—	—	0.89
13	APS Energy Services	0.01	—	(0.02)	(0.02)	(0.03)	0.03
14	SunCor	0.21	0.08	0.17	0.03	0.50	0.10
15	El Dorado	(0.01)	—	—	(0.01)	(0.03)	(0.01)
16	Parent Company	(0.03)	0.08	—	(0.03)	0.03	(1.08)

17	Income From Continuing Operations	0.12	1.11	1.84	0.10	3.17	0.86
18	Income (Loss) From Discontinued Operations — Net of Tax	0.01	0.02	—	0.08	0.10	0.59
19	Cumulative Effect of Change in Accounting — Net of Tax	—	—	—	—	—	—

20	Net Income	$0.13	$1.13	$1.84	$0.18	$3.27	$1.45

21	BOOK VALUE PER SHARE	$32.37	$33.08	$34.07	$33.66 *	$33.66 *	(0.92)

	COMMON SHARES OUTSTANDING (Thousands)
22	Average — Diluted	99,449	99,640	99,973	100,474	100,010	3,420
23	End of Period	99,187	99,284	99,648	99,959	99,959	902

*	Estimate
See Glossary of Terms.

Last Updated     1/30/2007
Pinnacle West Capital Corporation
Consolidated Statistics By Quarter
2006

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year-To-Date	vs Prior YTD

	ELECTRIC OPERATING REVENUES (Dollars in Millions)

	REGULATED ELECTRICITY SEGMENT
	Retail
24	Residential	$202	$337	$490	$242	$1,271	$192
25	Business	233	333	371	302	1,239	198

26	Total retail	435	670	861	544	2,510	390
	Wholesale revenue on delivered electricity
27	Traditional contracts	6	7	12	(3)	22	(1)
28	Off-system sales	12	22	—	12	46	6
29	Transmission for others	6	6	7	7	26	—
30	Other miscellaneous services	7	8	7	9	31	3

31	Total regulated operating electricity revenues	466	713	887	569	2,635	398

	MARKETING AND TRADING
32	Electricity and other commodity sales	85	90	85	71	331	(21)

33	Total operating electric revenues	$551	$803	$972	$640	$2,966	$377

	ELECTRIC SALES (GWH)

	REGULATED ELECTRICITY SEGMENT
	Retail sales
34	Residential	2,419	3,284	4,720	2,571	12,994	771
35	Business	3,199	3,971	4,222	3,585	14,977	723

36	Total retail	5,618	7,255	8,942	6,156	27,971	1,494
	Wholesale electricity delivered
37	Traditional contracts	215	181	321	167	884	34
38	Off-system sales	927	270	300	497	1,994	658
39	Retail load hedge management	90	515	622	347	1,574	(1,436)

40	Total regulated electricity	6,850	8,221	10,185	7,167	32,423	750

	MARKETING AND TRADING
41	Wholesale sales of electricity	3,891	3,862	4,841	3,688	16,282	(7,290)

42	Total electric sales	10,741	12,083	15,026	10,855	48,705	(6,540)

See Glossary of Terms.

Last Updated     1/30/2007
Pinnacle West Capital Corporation
Consolidated Statistics By Quarter
2006

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year-To-Date	vs Prior YTD

	POWER SUPPLY ADJUSTOR (“PSA”) - REGULATED ELECTRICITY SEGMENT (Dollars in Millions)

43	Deferred fuel and purchased power regulatory asset — beginning balance	$173	$169	$175	209	$173	$173
44	Deferred fuel and purchased power costs — current period	13	78	134	19	244	73
45	Interest on deferred fuel	1	3	2	2	8	6
46	Amounts recovered through revenues	(18)	(75)	(102)	(70)	(265)	(265)

47	Deferred fuel and purchased power regulatory asset — ending balance	$169	$175	$209	$160	$160	$(13)

	MARKETING AND TRADING PRETAX GROSS MARGIN ANALYSIS (Dollars in Millions)

	Realized and Mark-To-Market Components
48	Electricity and other commodity sales, realized (a)	$11	$17	$8	$18	$55	$—
49	Mark-to-market reversals on realized sales (a) (b)	(1)	(1)	(1)	(6)	(14)	2
50	Change in mark-to-market value of forward sales	1	—	(3)	(3)	—	(20)

51	Total gross margin	$11	$16	$4	$9	$41	$(18)

	By Pinnacle West Entity

52	Parent company marketing and trading division	$(2)	$11	$5	$3	$18	$(41)
53	APS	10	2	(3)	5	14	20
54	Pinnacle West Energy	—	—	—	—	—	(5)
55	APS Energy Services	3	3	2	1	9	8

56	Total gross margin	$11	$16	$4	$9	$41	$(18)

Future Marketing and Trading Mark-to-Market Realization
As of December 31, 2006, Pinnacle West had accumulated net mark-to-market gains of $30 million related to our power marketing and trading activities. We estimate that these gains will be reclassified to realized gains as the underlying commodities are delivered, as follows: 2007, $16 million; and 2008, $14 million.

(a)	Net effect on pretax gross margin from realization of prior-period mark-to-market included in line 48 and in line 49 is zero. Realization of prior-period mark-to-market relates to cash flow recognition, not earnings recognition. The arithmetic opposites of amounts included in line 48 are included in line 49. For example, line 49 shows that a prior-period mark-to-market gain of $6 million was transferred to “realized” for the fourth quarter of 2006. A $6 million realized gain is included in the $18 million on line 48 for the fourth quarter of 2006.

(b)	Quarterly amounts do not total to annual amounts because of intra-year mark-to-market eliminations.
See Glossary of Terms.

Last Updated     1/30/2007
Pinnacle West Capital Corporation
Consolidated Statistics By Quarter
2006

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year-To-Date	vs Prior YTD

	AVERAGE ELECTRIC CUSTOMERS

	Retail customers
57	Residential	930,799	930,402	935,523	949,132	936,464	39,992
58	Business	113,570	114,803	116,009	117,342	115,431	4,263

59	Total	1,044,369	1,045,205	1,051,532	1,066,474	1,051,895	44,255
60	Wholesale customers	75	76	76	80	77	(1)

61	Total customers	1,044,444	1,045,281	1,051,608	1,066,554	1,051,972	44,254

62	Customer growth (% over prior year)	4.5%	4.6%	4.4%	4.1%	4.4%	0.1%

	RETAIL SALES (GWH) - WEATHER NORMALIZED

63	Residential	2,514	3,105	4,776	2,619	13,014	734
64	Business	3,252	3,926	4,232	3,598	15,008	722

65	Total	5,766	7,031	9,008	6,217	28,022	1,456

	RETAIL USAGE (KWh/Average Customer)

66	Residential	2,763	3,530	5,045	2,709	13,876	241
67	Business	30,444	34,590	36,394	30,552	129,749	1,235

	RETAIL USAGE - WEATHER NORMALIZED (KWh/Average Customer)

68	Residential	2,700	3,337	5,105	2,759	13,897	199
69	Business	28,636	34,194	36,477	30,667	130,017	1,510

	ELECTRICITY DEMAND (MW)

70	System peak demand	4,205	6,624	7,652	5,316	7,652	652
See Glossary of Terms.

Last Updated     1/30/2007
Pinnacle West Capital Corporation
Consolidated Statistics By Quarter
2006

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year-To-Date	vs Prior YTD

	ENERGY SOURCES (GWH)

	Generation production
71	Nuclear	1,720	1,198	2,202	1,868	6,988	(521)
72	Coal	3,083	3,182	3,574	3,337	13,176	116
73	Gas, oil and other	1,323	2,000	2,433	1,628	7,384	(1,051)

74	Total generation production	6,126	6,380	8,209	6,833	27,548	(1,456)

	Purchased power
75	Firm load	365	1,740	1,962	223	4,290	816
76	Marketing and trading	4,759	4,546	5,607	4,328	19,240	(6,473)

77	Total purchased power	5,124	6,286	7,569	4,551	23,530	(5,657)

78	Total energy sources	11,250	12,666	15,778	11,384	51,078	(7,113)

	POWER PLANT PERFORMANCE

	Capacity Factors
79	Nuclear	71%	49%	88%	75%	71%	(6)%
80	Coal	83%	84%	94%	87%	87%	0%
81	Gas, oil and other	18%	28%	34%	22%	25%	(3)%
82	System average	46%	48%	61%	50%	51%	(2)%

	Generation Capacity Out of Service and Replaced for Native Load (average MW/day) (a)
83	Nuclear	306	553	97	267	153	39
84	Coal	257	184	62	155	82	9
85	Gas	201	117	109	286	89	(4)

86	Total	764	854	268	708	324	44

(a)	Includes planned and unplanned outages
See Glossary of Terms.

Last Updated     1/30/2007
Pinnacle West Capital Corporation
Consolidated Statistics By Quarter
2006

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year-To-Date	vs Prior YTD

	ENERGY MARKET INDICATORS (a)

	Electricity Average Daily Spot Prices ($/MWh)
	On-Peak
87	Palo Verde	$53.78	$54.63	$65.89	$52.72	$56.76	$(9.64)
88	SP15	$58.34	$55.39	$71.89	$62.16	$61.95	$(10.99)
	Off-Peak
89	Palo Verde	$41.92	$28.38	$38.45	$39.62	$37.09	$(10.46)
90	SP15	$44.79	$27.43	$43.94	$46.27	$40.61	$(11.45)

	WEATHER INDICATORS

	Actual
91	Cooling degree-days	43	1,740	2,455	457	4,695	32
92	Heating degree-days	464	4	—	383	851	85
93	Average humidity	28%	18%	33%	33%	28%	(6)%
	10-Year Averages
94	Cooling degree-days	99	1,547	2,541	437	4,624	—
95	Heating degree-days	514	31	—	386	931	—
96	Average humidity	41%	23%	33%	39%	34%	0%

	ECONOMIC INDICATORS

	Building Permits — Metro Phoenix (b) (d)
97	Single-family	8,716	8,883	5,969	2,910	26,478	(13,620)
98	Multi-family	2,887	2,976	3,215	783	9,861	2,732

99	Total	11,603	11,859	9,184	3,693	36,339	(10,888)

	Arizona Job Growth (c) (d)
100	Payroll job growth (% over prior year)	5.6%	4.8%	4.8%	4.6%	5.0%	(0.3)%
101	Unemployment rate (%, seasonally adjusted)	4.4%	4.3%	4.0%	4.0%	4.2%	(0.5)%

Sources:

(a)	Average of daily prices obtained and used with permission from Dow Jones & Company, Inc.

(b)	Arizona Real Estate Center, Arizona State University W.P. Carey College of Business

(c)	Arizona Department of Economic Security

(d)	Economic indicators reflect latest available data through periods ended November 30, 2006.
See Glossary of Terms.